UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 11, 2004
                                                  (February 12, 2004)


                          Newcastle Investment Corp.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    Maryland                      001-31458                81-0559116
-----------------           ---------------------      ----------------------
(State or other            (Commission File Number)     (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)


     1251 Avenue of the Americas, 16th Floor, New York, NY            10020
    --------------------------------------------------------        ---------
         (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100
                                                     ---------------


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

    Exhibit Reference Number          Exhibit Description
    ------------------------          -------------------

           99.1 Press Release, dated February 11, 2004, issued by Newcastle Investment Corp.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 11, 2004, Newcastle Investment Corp. (the "Company") announced its results of operations for the quarter ended December 31, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The press release includes the non-GAAP financial measure, "FFO." The Company believes FFO is one appropriate measure of the operating performance of real estate companies because it provides investors with information regarding its ability to service debt and make capital expenditures. The Company also believes that FFO is an appropriate supplemental disclosure of operating performance for a REIT due to its widespread acceptance and use within the REIT and analyst communities. Furthermore, FFO is used to compute the Company's incentive compensation to its manager. FFO, for the Company's purposes, represents net income available for common stockholders (computed in accordance with GAAP), excluding extraordinary items, plus real estate depreciation, and after adjustments for unconsolidated subsidiaries, if any. The Company considers gains and losses on resolution of its investments to be a normal part of its recurring operations and therefore do not exclude such gains and losses when arriving at FFO. Adjustments for unconsolidated subsidiaries, if any, are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs. The Company's calculation of FFO may be different from the calculation used by other companies and, therefore, comparability may be limited. Reconciliation to the related GAAP measure is included in Exhibit
99.1 to this report.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEWCASTLE INVESTMENT CORP.
                                            --------------------------
                                            (Registrant)


Date: February 12, 2004                     By:  /s/ Randal A. Nardone
                                                 ----------------------------
                                                 Name:  Randal A. Nardone
                                                 Title: Secretary

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                                 EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1                    Press Release, dated February 11, 2004, issued by
                        Newcastle Investment Corp.